EXHIBIT 99.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Royster-Clark, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2002 as filed with Securities and Exchange Commission on the date hereof (the “Report”), I, Walter R. Vance, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchanges Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/    WALTER R. VANCE

Walter R. Vance
Principal Financial Officer
August 12, 2002